UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K of Telephone Data Systems Inc., originally dated February 10, 2017, provides additional information and updates certain information related to the Federal Communication Commission auction of 600 MHz spectrum licenses.

Item 1.01.  Entry into a Material Definitive Agreement.

See disclosure under Item 8.01 – Other Events, which is incorporated herein to the extent applicable.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure under Item 8.01 – Other Events, which is incorporated herein to the extent applicable.

Item 8.01.  Other Events.

As previously disclosed by Telephone Data Systems, Inc. (“TDS”), the Federal Communications Commission (“FCC”) announced United States Cellular Corporation (“U.S. Cellular”), a subsidiary of TDS, as a qualified bidder in the FCC’s forward auction of 600 MHz spectrum licenses, referred to as Auction 1002.  The Assignment Phase of the auction was completed on March 30, 2017.  On April 13, 2017, the FCC announced that U.S. Cellular was the winning bidder for 188 licenses for an aggregate purchase price of $329 million.   At the inception of the auction process in June 2016, U.S. Cellular made an upfront payment to the FCC of $143 million which, based on the final outcome of the auction, is sufficient to cover its down payment obligation that is due by April 27, 2017.  U.S. Cellular is required to pay the remainder of the purchase price of $186 million to the FCC by May 11, 2017, and expects to receive the licenses at the conclusion of the FCC’s standard post-auction licensing process.  U.S. Cellular currently expects to make such payment using cash on hand and/or borrowings under its revolving credit agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	April 20, 2017	By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President - Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)